UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 13, 2003
                                                          ----------------

                           Constellation Brands, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


              300 WillowBrook Office Park, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Constellation Brands, Inc. released the following information on January 13, 2003:

   CONSTELLATION CONFIRMS DISCUSSIONS WITH AUSTRALIAN WINE PRODUCER BRL HARDY

Fairport, New York, January 13, 2003 - Constellation Brands, Inc. (NYSE: STZ and STZ.B) today confirmed it is in discussions regarding a possible acquisition or merger with Australia's largest wine producer BRL Hardy (ASX: BRL). The two companies currently operate a successful joint venture, Pacific Wine Partners, which markets BRL Hardy wines in the U.S.
     Constellation Chairman and CEO Richard Sands said, "Discussions with BRL Hardy regarding a possible transaction are taking place, but we have not yet reached agreement on a structure or transaction value."
     Mr. Sands said, "Bringing together Constellation and BRL Hardy would create the world's largest wine business, with leading positions in the world's key wine markets. We would have a broader and more powerful wine portfolio to market worldwide, encompassing all price points and emphasizing the fastest growing category - 'New World' wines from the U.S., Australia, New Zealand and Chile. It would accelerate our overall growth rates, adding to Constellation's track record of generating excellent results and delivering shareholder value. While our discussions are at an advanced stage and the companies have signed non-solicitation and break fee agreements, there can be no assurances that any transaction will be agreed upon."

ABOUT  CONSTELLATION
Constellation Brands, Inc. is a leading producer and marketer of beverage alcohol brands, with a broad portfolio of wines, spirits and imported beers. The Company is the largest single-source supplier of these products in the United States, and both a major producer and independent drinks wholesaler in the United Kingdom. The company also operates a US based joint venture with the largest Australian Wine Company - BRL Hardy. Well-known brands in Constellation's portfolio include: Corona Extra, Pacifico, St. Pauli Girl, Black Velvet, Fleischmann's, Estancia, Simi, Ravenswood, Blackstone, Banrock Station, Alice White, Talus, Vendange, Almaden, Arbor Mist, Stowells of Chelsea and Blackthorn.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSTELLATION BRANDS, INC.


Dated:  January 13, 2003                   By: /s/ Thomas F. Howe
                                               ---------------------------------
                                               Thomas F. Howe, Senior Vice
                                               President and Controller

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None